UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2018

Date of Report (Date of earliest event reported)

TechnipFMC plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One St. Paul’s Churchyard

London, EC4M 8AP

United Kingdom

(Address of Principal Executive Offices) (Zip Code)

+44 203 429 3950

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on June 14, 2018 (the “Annual Meeting”) for the purpose of (1) receiving the Company’s audited U.K. accounts for the year ended December 31, 2017, including the reports of the directors and the auditor thereon; (2) approving, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2017; (3) approving, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2017; (4) approving the Company’s prospective directors’ remuneration policy for the three years ending December 2021; (5) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2018; (6) re-appointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid; and (7) authorizing the Board of Directors (the “Board”) and/or the Audit Committee of the Board (the “Audit Committee”) to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2018, and to ratify the remuneration of PwC for the year ended December 31, 2017. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2018.

The following are the final voting results of the Annual Meeting.

1.	The receipt of the Company’s audited U.K. accounts for the year ended December 31, 2017, including the reports of the directors and the auditor thereon, was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
342,847,732	99.9	457,561	0.1	343,305,293	74.3	1,117,697	N/A

2.	The Company’s named executive officer compensation for the year ended December 31, 2017 was approved, on an advisory basis. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
248,816,004	73.9	87,847,632	26.1	336,663,636	72.9	486,084	7,273,270

3.	The Company’s directors’ remuneration report for the year ended December 31, 2017 was approved, on an advisory basis. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
251,405,140	74.7	85,276,832	25.3	336,681,972	72.9	467,748	7,273,270

4.	The Company’s prospective directors’ remuneration policy for the three years ending December 2021 was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
258,348,023	76.7	78,314,561	23.3	336,662,584	72.9	487,136	7,273,270

5.	The appointment of PwC as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2018 was ratified. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
341,661,409	99.2	2,598,185	0.8	344,259,594	74.5	163,396	N/A

6.	The re-appointment of PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
341,368,861	99.4	1,920,802	0.6	343,289,663	74.3	1,133,327	N/A

7.	The proposal to authorize the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2018, and to ratify the remuneration of PwC for the year ended December 31, 2017 was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON- VOTES (Number of votes)
335,970,960	99.9	385,284	0.1	336,356,244	72.8	793,476	7,273,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

	By:	/s/ Dianne B. Ralston
Date: June 15, 2018	Name:	Dianne B. Ralston
	Title:	Executive Vice President,
Chief Legal Officer and Secretary